American Customer Satisfaction ETF

SCHEDULE OF INVESTMENTS at June 30, 2022 (Unaudited)

Common Stocks - 99.7%	Shares	Value
Airlines - 3.3%
JetBlue Airways Corp. (1)	260,972	$2,184,336

Apparel - 3.0%
Nike, Inc. - Class B	19,388	1,981,453

Auto Manufacturers - 3.7%
Tesla, Inc. (1)	3,636	2,448,555

Banks - 1.7%
Citigroup, Inc.	23,737	1,091,665

Beverages - 2.1%
Keurig Dr Pepper, Inc.	38,817	1,373,734

Computers - 13.6%
Apple, Inc.	45,646	6,240,721
HP, Inc.	80,393	2,635,283
		8,876,004
Diversified Financial Services - 5.8%
Capital One Financial Corp.	9,167	955,110
The Charles Schwab Corp.	44,353	2,802,222
		3,757,332
Electric - 2.9%
CenterPoint Energy, Inc.	31,863	942,508
NextEra Energy, Inc.	12,025	931,456
		1,873,964
Food - 6.4%
The Kroger Co.	29,623	1,402,057
The Hershey Co.	13,066	2,811,280
		4,213,337
Gas - 1.5%
Atmos Energy Corp.	8,506	953,522

Healthcare-Services - 4.7%
Humana, Inc.	3,392	1,587,694
UnitedHealth Group, Inc.	2,845	1,461,277
		3,048,971
Insurance - 6.2%
Berkshire Hathaway, Inc. - Class B (1)	6,841	1,867,730
The Allstate Corp.	17,019	2,156,818
		4,024,548
Internet - 9.0%
Alphabet, Inc. - Class C (1)	1,159	2,535,254
Amazon.com, Inc. (1)	10,058	1,068,260
Etsy, Inc. (1)	15,984	1,170,189
Pinterest, Inc. - Class A (1)	61,814	1,122,542
		5,896,245
Lodging - 2.4%
Marriott International, Inc.	11,372	1,546,706

Media - 4.1%
Comcast Corp. - Class A	40,932	1,606,172
The Walt Disney Co. (2)	11,039	1,042,081
		2,648,253
Pharmaceuticals - 4.1%
CVS Health Corp.	29,131	2,699,278

Retail - 11.7%
Costco Wholesale Corp.	6,211	2,976,808
Domino's Pizza, Inc.	3,147	1,226,418
TJX Companies, Inc.	40,359	2,254,050
Yum! Brands, Inc.	10,424	1,183,228
		7,640,504
Software - 4.1%
Microsoft Corp.	10,458	2,685,928

Telecommunications - 4.0%
AT&T, Inc.	60,304	1,263,972
Verizon Communications, Inc.	27,195	1,380,146
		2,644,118
Transportation - 5.4%
FedEx Corp.	15,411	3,493,828

Total Common Stocks		65,082,281
(Cost $74,395,514)

Short-Term Investments - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 1.289% (2)	114,160	114,160
Total Short-Term Investments
(Cost $114,160)		114,160

Total Investments in Securities - 99.9%
(Cost $74,509,674)		65,196,441
Other Assets in Excess of Liabilities - 0.1%		32,782
Total Net Assets- 100.0%		$65,229,223

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of June 30, 2022.

Summary of Fair Value Exposure at June 30, 2022 (Unaudited)

The American Customer Satisfaction ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2022:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$–	$65,082,281	$–	$–	$65,082,281
Short-Term Investments	–	114,160	–	–	114,160
Total Investments in Securities	$–	$65,196,441	$–	$–	$65,196,441

(1) See Schedule of Investments for the industry breakout.